Credit Suisse Strategic Income Fund

Summary Prospectus | February 28, 2025

Before you invest, you may want to review the fund's Prospectus, which contains more information about the fund and its risks. You can find the fund's Prospectus and other information about the fund online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@ubs.com. The fund's Prospectus and Statement of Additional Information, both dated February 28, 2025, as may be supplemented, along with the fund's annual report to shareholders for the fiscal year ended October 31, 2024, are incorporated by reference into this Summary Prospectus.

Investment objective

The fund seeks total return.

Fees and fund expenses

The accompanying tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Credit Suisse Funds. More information about these and other discounts is available from your financial representative and in the Prospectus on page 61 under the heading "Other Shareholder Information—Classes of Shares and Sales Charges" and on page 66 under the heading "Intermediary-Specific Sales Charge Waiver Policies," and in the fund's Statement of Additional Information ("SAI") on page 79 under the heading "Additional Purchase and Redemption Information." You may pay other fees on purchases and sales of Class I shares of the fund, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the table and examples below.

Shareholder fees (paid directly from your investment)

	Class A	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds, as applicable)	None[1]	1.00%[2]	None
Maximum sales charge (load) on reinvested distributions (as a percentage of offering price)	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management fee	0.84%	0.84%	0.84%
Distribution and service (12b-1) fee	0.25	1.00	None
Other expenses	0.23	0.23	0.23
Acquired fund fees and expenses[3]	0.01	0.01	0.01
Total annual fund operating expenses	1.33	2.08	1.08
Less: amount of fee limitations/expense reimbursements[4]	0.28	0.28	0.28
Total annual fund operating expenses after fee limitations/expense reimbursements	1.05	1.80	0.80

1  Purchases of shares of $1 million or more may be subject to a 0.50% deferred sales charge on redemptions within 12 months of purchase.

2  1.00% during the first year.

3  Since the "Acquired fund fees and expenses" are not directly borne by the fund, they are not reflected in the fund's financial statements, and therefore the amounts listed in "Total annual fund operating expenses" and "Total annual fund operating expenses after fee waiver and/or expense reimbursements" may differ from those presented in the financial highlights.

4  Credit Suisse Opportunity Funds (the "Trust") and UBS Asset Management (Americas) LLC ("UBS AM (Americas)") have entered into a written contract limiting operating expenses to 1.04% of the fund's average daily net assets for Class A shares, 1.79% of the fund's average daily net assets for Class C shares and 0.79% of the fund's average daily net assets for Class I shares at least through February 28, 2026. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse UBS AM (Americas) for management fees previously waived and/or for expenses previously paid by UBS AM (Americas), provided, however, that any reimbursement must be paid at a date not more than thirty-six months following the applicable month during which such fees were waived or expenses were paid by UBS AM (Americas) and the reimbursement does not cause the applicable class's aggregate expenses, on an annualized basis to exceed either (i) the applicable expense limited in effect at the time such fees were waived or such expenses were paid by UBS AM

(Americas) or (ii) the applicable expense limitation in effect at the time of such reimbursement. This contract may not be terminated before February 28, 2026.

Example

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

	One year	Three years	Five years	Ten years
Class A (with or without redemption)	$577	$850	$1,144	$1,977
Class C (redemption at end of period)	283	625	1,093	2,388
Class C (no redemption)	183	625	1,093	2,388
Class I (with or without redemption)	82	316	568	1,292

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year ended October 31, 2024, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal investment strategies

The fund pursues its investment objective of total return by investing in a portfolio of debt instruments. "Strategic" in the fund's name means that the fund seeks both current income and capital appreciation as elements of total return. While the fund may invest strategically in a number of types of debt instruments, as set forth below, the fund currently primarily invests in the following:

•  bonds and other debt instruments issued by domestic and foreign companies of any size (including below investment grade debt securities (commonly known as "junk bonds"));

•  senior secured floating rate loans ("Senior Loans"); and

•  mortgage-backed securities, asset-backed securities and collateralized loan obligations ("CLOs").

  The fund also may invest in other debt instruments based on the portfolio managers' assessment of the opportunities for total return they present including the following:

•  convertible debt securities;

•  obligations issued by foreign governments; and

•  obligations issued by the U.S. government and its agencies or instrumentalities (such as U.S. Treasury securities or Treasury inflation protected securities).

In seeking to achieve its investment objective, the fund may adjust its portfolio's exposure among the various types of debt instruments based on market conditions and outlook. At any given time, the fund may have a substantial weighting in any one asset class. Accordingly, the fund will, at times, be invested in debt instruments of various credit qualities and maturities, while at other times, the fund may emphasize one particular credit quality or maturity.

The fund's investment manager and sub-adviser emphasize bottom-up fundamental credit analysis and top-down macroeconomic analysis, combined with a focused relative value approach, and are not constrained by any particular duration or credit quality targets. The fund's allocation among various debt instruments will be made on the basis of the portfolio managers' assessment of opportunities for total return relative to the risk of each type of investment. The fund may also take temporary defensive positions in cash and short-term bonds from time to time.

The fund invests significantly in below investment grade debt securities and is authorized to invest without limit in these securities. Below investment grade debt securities are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service ("Moody's") and BB or lower by S&P Global Ratings, a division of S&P Global Inc. ("S&P")), or, if unrated, are deemed by the fund's investment manager or sub-adviser to be of comparable quality.

The fund may invest in non-U.S. dollar denominated debt instruments. The fund may utilize foreign currency transactions, including currency options and forward foreign currency contracts, to hedge non-U.S. dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies, but it is not required to do so.

The fund may take short positions in securities or indices and generally will do so either by borrowing a security and selling the security short or by using swaps or futures. For example, in a short sale, the fund may sell a borrowed security and it has a corresponding obligation to return to the lender the identical security it has borrowed at the market price of that security at the time of replacement. The fund will have a profit or loss depending on whether the price of the security decreases or increases between the date of the short sale and the date on which the fund purchases the security it has sold in order to replace the security it has borrowed from the lender. Alternatively, the fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the fund a short position with respect to that asset. The fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.

Principal risks of the fund

A word about risk: All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Below investment grade securities risk: Below investment grade securities (commonly referred to as "junk bonds") are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of below investment grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities.

Collateralized loan obligations risk: CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the fund invests. In addition, CLOs carry risks including interest rate risk and credit risk.

Conflict of interest risk: Affiliates of UBS AM (Americas) may act as underwriter, lead agent or administrative agent for loans and participate in the secondary market for loans. Because of limitations imposed by applicable law, the presence of UBS AM (Americas)'s affiliates in the primary and secondary markets for loans may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Convertible securities risk: The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. The fund, as a holder of convertible bonds, may at times be allocated phantom taxable income from bond issuers, potentially retroactively or otherwise without notice.

Credit risk: The issuer of a security, the borrower of a loan or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the fund's investment in that issuer. Non-investment grade securities carry a higher risk of default and should be considered speculative.

Derivatives risk: Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, instrument or index. The fund may use derivatives as part of a strategy designed to reduce exposure to certain risks, such as currency risk. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as illiquidity risk, interest rate risk, market risk and regulatory risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Extension risk: An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign securities risk: Investing outside the U.S. carries additional risks that include:

•  Currency risk Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. The fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•  Information risk Key information about an issuer, security or market may be inaccurate or unavailable.

•  Political risk Foreign governments may expropriate assets, impose capital or currency controls, and/or sanctions impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war, such as the war between Russia and Ukraine and the conflict between Israel and Hamas.

Futures contracts risk: The risks associated with the fund's use of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the fund has insufficient cash to meet margin requirements, the fund may need to sell other investments, including at disadvantageous times.

Hedged exposure risk: The fund's hedging activities could multiply losses generated by a derivative used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Illiquidity risk: Certain portfolio holdings may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance. Liquid investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. There can be no assurance that a security or instrument that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by the fund.

Interest rate risk: Changes in interest rates may cause a decline in the market value of an investment. With bonds and other debt instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the fund's performance. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest rates on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Market risk: The market value of an instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, natural disasters, recessions, or other events could have a significant impact on the fund and its investments. Market risk is common to most investments—including stocks, bonds and commodities—and the mutual funds that invest in them. The performance of "value" stocks and "growth" stocks may rise or decline under varying market conditions—for example, value stocks may perform well under circumstances in which growth stocks in general have fallen.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. However, the risk of bonds can vary significantly depending upon factors such as the issuer's creditworthiness and a bond's maturity. The bonds of some companies may be riskier than the stocks of others.

Mortgage- and asset-backed securities risks: The value of the fund's mortgage-backed securities can fall if the owners of the underlying mortgages pay off their mortgages sooner than expected, which could happen when interest rates fall, or later than expected, which could happen when interest rates rise. If the underlying mortgages are paid off sooner than expected, the fund may have to reinvest this money in mortgage-backed or other securities that have lower yields.

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing asset-backed securities. The value of the fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

Prepayment risk: In a declining interest rate environment, prepayment of loans and other fixed income instruments with high stated interest rates may increase. In such circumstances, the fund may have to reinvest the prepayment proceeds at lower yields.

Senior loans risks: Senior Loans are subject to the risk that a court could subordinate a Senior Loan, which typically holds the most senior position in the issuer's capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of Senior Loans. Senior Loans are also subject to heightened prepayment risk, as they usually have mandatory and optional prepayment provisions. Senior Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate.

Short position risk: The fund may enter into a short position through a futures contract or swap agreement or by selling a security short. Taking short positions involves leverage of the fund's assets and presents various risks. If the price of the asset, instrument or market on which the fund has taken a short position increases, then the fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to a third party in connection with the short sale. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The fund's loss on a short sale could theoretically be unlimited in a case where the fund is unable, for whatever reason, to close out its short position.

U.S. government securities risk: Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Valuation risk: The lack of an active trading market may make it difficult to obtain an accurate price for an instrument held by the fund. Many derivative instruments are not actively traded.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's Class A shares has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad-based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

The fund makes updated performance available at the fund's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Year-by-year total returns

Best quarter: 10.28% (Q2, 2020)
Worst quarter: (14.02)% (Q1, 2020)
Inception date: 9/28/12

Average annual total returns

Period ended 12/31/24:	One year 2024	Five years 2020-2024	Ten years 2015-2024
Class A Return before taxes	3.47%	3.98%	4.98%
Class A Return after taxes on distributions	0.39	1.51	2.52
Class A Return after taxes on distributions and sale of fund shares	1.99	1.92	2.68
Class C Return before taxes	6.69	4.21	4.72
Class I Return before taxes	8.88	5.25	5.76
ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	5.25	2.46	1.77

•  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRA").

Portfolio management

Investment manager: UBS Asset Management (Americas) LLC

Portfolio managers: The Credit Investments Group is responsible for the day-to-day portfolio management of the fund. The current team members are John G. Popp, a Managing Director of UBS AM (Americas), Andrew H. Marshak, a Managing Director of UBS AM (Americas), Louis I. Farano, a Managing Director of UBS AM (Americas), David J. Mechlin, a Managing Director of UBS AM (Americas), Joshua Shedroff, a Managing Director of UBS AM (Americas) and Wing Chan, a

Managing Director of UBS AM (Americas). Messrs. Popp, Marshak, Farano, Mechlin and Shedroff and Ms. Chan have been members of the Credit Investments Group since 1997, 1997, 1998, 2006, 2006, 2008 and 2005, respectively, and portfolio managers of the fund since inception except for Mr. Shedroff who has been a portfolio manager of the fund since 2021.

Purchase and sale of fund shares

Eligible investors may purchase, redeem or exchange shares of a fund each day the New York Stock Exchange is open, at the fund's net asset value determined after receipt of your request in proper form, subject to any applicable sales charge.

The fund's initial investment minimums for Class A and Class C generally are as follows:

General	$2,500
IRAs	$500
Retirement plan programs	None

The fund's subsequent investment minimums for Class A and Class C generally are as follows:

General	$100
IRAs	$100 ($50 for electronic transfers (ACH))
Retirement plan programs	None

The fund's initial investment minimum for Class I generally is $250,000.

The fund's subsequent investment minimum for Class I generally is $100,000.

If you invest through a financial representative, your financial representative may impose different investment minimum amount requirements.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial representative or contact the funds by phone (Credit Suisse Funds at 877-870-2874).

Tax information

The fund's distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to broker-dealers and other financial representatives

If you purchase a fund through a broker-dealer or other financial representative (such as a bank), the fund and its related companies may pay the representative for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other representative and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial representative's website for more information.

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